Annual Report

               NEW
               INCOME
               FUND

              ------------
              May 31, 1999
              ------------



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. ROWE PRICE

Report Highlights
-----------------

New Income Fund

 .    The past 12 months were challenging for bond investors, as the market shifted from a global credit crunch to concerns about U.S. economic overheating.

 .    The fund's six-month return of -0.36% was ahead of its benchmarks, but the
     12-month return of 1.02% lagged.

 .    Performance for the year was hurt by the decline of medium-quality corporate bonds last summer; their rebound helped six-month returns.

 .    We believe the yield advantage of select corporate and mortgage securities bonds will reward investors in the year ahead.

 .    The Federal Reserve is likely to tighten monetary policy at least once in the near term, but bond prices already reflect this.

FELLOW SHAREHOLDERS

The bond market was volatile over the past year, lurching from last summer's global financial crisis to this spring's concerns about potential overheating in the U.S. economy. As a result, it was a difficult year for most bond investors. Your fund's six-month return, though slightly negative, compared favorably with the benchmark returns. However, the poor showing of medium-quality corporate bonds last summer hurt performance over the past 12 months.


MARKET ENVIRONMENT

After plunging briefly as low as 4.70% in October on flight-to-safety buying, the yield on the 30-year Treasury bond completely retraced its steps and ended May at 5.80% -- roughly the same level as a year ago, as shown in the chart. As investors grew more comfortable with risk over the past six months, lower-quality bonds recovered somewhat from depressed levels, but higher-quality bonds fell, especially Treasuries. Stronger-than-expected economic growth in the U.S., combined with a stabilization of economies in Asia and Latin America, led to this reversal of market sentiment and rising rates.

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------
                         1-Year                 5-Year             30-Year
                         Treasury Bill          Treasury Note      Treasury Bond
5/31/98
   8/98
  11/98
   2/99
5/31/99


While the Federal Reserve cut interest rates three times last fall to avert a liquidity crisis in the credit markets and to prevent the U.S. from catching the global contagion, by May the Fed had announced a bias toward raising interest rates to forestall inflationary pressures. The U.S. had indeed remained an "oasis of prosperity," in the words of Fed Chairman Alan Greenspan. (Greenspan coined the term just weeks before the first rate cut, warning that the U.S. might not remain immune to the global crisis indefinitely.) Prospects for economic growth in the rest of the world also improved over the past six months. The chief beneficiaries were lower- and medium-quality corporate bonds and mortgage-backed securities, all of which significantly outperformed Treasuries in the last six months.

Mortgage securities suffered last summer as lower interest rates spurred a high level of homeowner refinancing, and large hedge funds sold mortgage holdings to cover major losses. Having wagered incorrectly that Treasury prices would decline in relation to the prices of lower-quality debt, these highly leveraged hedge funds were forced to liquidate their most salable investments, mortgage pass-throughs among them. They purchased Treasury bonds with the proceeds. This buying, in turn, drove Treasury prices up and interest rates further down -- allowing more homeowners to refinance at even lower rates. Thus, the sell-off in mortgage securities was in large part technical in nature and not related to the fundamental attractiveness of these instruments. As interest rates began to rise again and the liquidity crunch eased, the superior yields on mortgage bonds drew buyers again. Mortgage securities were actually the best performers over the full year, managing a slight margin over Treasuries and high-grade corporates despite their poor performance in the third quarter.

The performance of corporate bonds over the past year varied widely by credit quality, as shown in the nearby chart. High-quality corporates held up well last summer, but more recently were hurt by rising interest rates. Lower- and medium-quality corporate bonds are typically more sensitive to prospects for economic growth -- and hence corporate profits -- than to interest rates. The sector was hit hard last year amid uncertainty about the strength of the global economy but rebounded as it became evident the U.S. remained strong. As a result, credit spreads between Treasuries and corporate and mortgage securities narrowed significantly

                           [BAR CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

------------------------------
TOTAL RETURN BY CREDIT QUALITY
--------------------------------------------------------------------------------

Periods Ended 5/31/99           6-Month Return      12-Month Return
Treasury
Mortgage
AAA
BBB
BBB/BB

Source: Salomon Smith Barney
after widening last summer to their highest levels since the 1990-91 recession. (The term "credit spread" refers to the difference in yield between bonds of different credit quality. This difference represents the premium that fixed income investors demand at any given time for taking on more risk.) However, the yield advantage of corporate bonds remains higher than its average level of the past four years.

Lower-rated investment-grade bonds and Yankee bonds (foreign bonds denominated in U.S. dollars) rebounded after their steep third quarter sell-off, but declined in May amid the renewed concerns about a Fed rate hike. For the full year, returns on Yankee bonds were about the same as those on high-grade U.S. corporate bonds. Split-rated (BBB/BB) bonds delivered the best returns among domestic bonds over the past six months.


PERFORMANCE REVIEW

Your fund held up better than its benchmarks during the difficult environment of the six months ended May 31. The 1.02% return for the past year lagged its Lipper peer group, however, due to last summer's dramatic sell-off in medium-quality corporate bonds, particularly in sectors such as financials, where we were overweighted.


Relative performance was much better for the six-month period. Though the fund's return was fractionally negative, as shown in the table, it exceeded the performance of its benchmarks. As is often the case, the sectors that had been hit the hardest during the crisis posted the strongest rebound. During the past six months, split-rated, mortgage, and Yankee bonds easily outperformed Treasuries and high-grade corporate bonds. The fund's share price declined from $9.09 a year ago to $8.50 on May 31, with most of the decline coming in the last six months due to rising interest rates. This offset most of the fund's gain from reinvested income. Dividends per share declined slightly from $0.57 per share for the 12 months ended May 31, 1998, to $0.54 this past year.

Our strategy of investing for yield advantage over Treasuries was not rewarded in the uncertain markets of last summer. We anticipated--correctly, as it turned out--that a recession was not imminent in the

----------------------
PERFORMANCE COMPARISON
----------------------

  Periods Ended 5/31/99        6 Months  12 Months
---------------------------------------------------
  New Income Fund                -0.36%      1.02%

  Lehman Aggregate
  Bond Index                     -0.76       4.35

  Lipper Average of Corporate
  Bond Funds A-Rated             -1.52       2.52

U.S. Therefore, we were underweighted in Treasuries compared with our benchmark and overweighted in corporate sectors that were hard hit by the financial crisis and attendant fears of a global economic slowdown. The strategy was beneficial in the past six months, how-ever, and we remain confident in this approach over the long term.


STRATEGY

OUR INVESTMENT STRATEGY FOCUSES ON FUNDAMENTAL ANALYSIS OF THE COMPANIES AND SECTORS IN WHICH WE INVEST

The fund is managed with a consistent belief that rigorous, in-house fundamental research on corporate and mortgage securities will produce strong returns over the long term. Our investment strategy focuses on fundamental analysis of the companies and sectors in which we invest. We analyze trends across a number of U.S. and foreign markets in search of securities that offer higher yield with stable-to-improving credit outlooks. This approach led us in recent years to increase holdings of medium-quality corporate bonds, Yankee bonds, and mortgages. These holdings allowed the fund to offer a yield advantage over its peer group, but left the fund more vulnerable to bond market volatility.

In the mortgage sector, we increased the fund's liquidity opportunistically during the crisis by selling some of the more illiquid structured and asset-backed securities, and buying the same types of highly liquid mortgage pass-throughs that the hedge funds were selling. (The term "liquidity" refers to the ease with which a security can be bought or sold without a significant impact on its price. "Structured" securities include those such as collateralized mortgage obligations that are derived from an underlying pool of mortgages. Some of these--the types that we favor--are designed, or structured, in such a way as to reduce prepayment risk, or the risk that the underlying mortgages will be refinanced at lower interest rates. These structured securities, however, tend to be less liquid than conventional mortgage bonds.) As liquidity returned to the market, we again increased exposure to prepayment-protected securities that offered very attractive yields. On the corporate side, as the prices of split-rated and Yankee bonds recovered, we gradually reduced exposure, since we anticipate a slowing of the U.S. economy. In so doing, we upgraded the credit quality and liquidity of the fund's corporate bond holdings. The fund's credit quality rose from A+ a year ago to AA.

                           [PIE CHART APPEARS HERE]

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                 24%
Corporate Bonds and Asset-Backed Securities                                49%
U.S. Government and Agencies                                               16%
Other                                                                      11%

Based on net assets as of 5/31/99.


Over the last six months, we generally reduced the risk profile of the fund. This was accomplished by improving the credit quality and liquidity of the fund as market conditions improved early this year. We also reduced the overall exposure to corporate bonds, since we see some potential for the resumption of liquidity pressures in corporate bonds as a result of technical market conditions. Further, strong U.S. economic prospects are already priced into the market, new supply is heavy, and there are some year 2000-related concerns. The Federal Reserve Bank of New York has indicated that many Wall Street securities firms might prune inventories of certain types of bonds to limit their exposure to potential Y2K computer problems. This could reduce liquidity and pressure the prices of some corporate bonds. Therefore, we reduced the fund's corporate bond position to 34% of assets, a level we consider neutral.

In addition, we reduced the duration of the fund from 5.9 years 12 months ago to its current level of 5.3 years as it has become clear that the Federal Reserve is likely to raise interest rates in response to the economy's continued above-trend growth. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years will rise about 5% in price in response to a one-percentage-point decline in rates and fall 5% in response to a one-percentage-point increase in rates.)


OUTLOOK

The current economic environment is one of continued U.S. economic strength against a backdrop of global weakness. We still expect the domestic economy to slow somewhat over the next six to 12 months, although robust demand is likely to keep GDP growth above 3% (down from the recent pace of better than 4%). Consumer spending shows some signs of slowing from the torrid pace of the last two quarters, but there is little evidence of a slowdown in the manufacturing sector. Despite the 0.7% jump in the April consumer price index, the CPI was flat in May and the preponderance of evidence suggests that broad-based inflation will remain at bay for now.

Nevertheless, as the U.S. economy and the domestic consumer have been the drivers of world economic growth in the past year, certain imbalances have presented themselves as potential risks. Primary among these are the record trade deficit, a negative personal saving rate, and job creation in excess of population growth. These factors have helped fuel concern about potential inflation and Fed rate hikes. However, we believe the prospect of Fed tightening is already reflected in the market. We do not expect a significant increase in long-term interest rates from current levels.

Liquidity has been restored to international markets, the contagion of the emerging markets crisis appears contained, and foreign economies seem to be stabilizing. However, overall growth remains sluggish, with Europe likely to post 1.5% growth this year. The risk of further turmoil remains, with concern now centering on a possible devaluation in China.

In this environment, corporate and mortgage securities such as those that dominate the fund's portfolio should continue to outperform Treasuries, as they have for the past six months. While we do not expect credit spreads to narrow significantly from current levels through the remainder of the year, as time goes on the superior yield and favorable credit outlook of our holdings should provide attractive returns to investors.


Respectfully submitted,

/s/ William T. Reynolds

William T. Reynolds
Chairman of the Investment Advisory Committee

June 18, 1999

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS
                                                       11/30/98       5/31/99
--------------------------------------------------------------------------------
Price Per Share                                       $    8.93     $    8.50

Dividends Per Share
    For 6 months                                           0.28          0.26
    For 12 months                                          0.56          0.54

Dividend Yield *
    For 6 months                                           6.39%         6.09%
    For 12 months                                          6.42          6.34

30-Day Standardized Yield                                  6.61          6.06

Weighted Average Maturity (years)                          11.4          10.3

Weighted Average Effective Duration (years)                 5.5           5.3

  Weighted Average Quality **                               AA-            AA


* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.

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--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
                                                    Percent of     Percent of
                                                    Net Assets     Net Assets
                                                      11/30/98        5/31/99
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                  26%            24%
Asset-Backed Securities                                      9             14
Money Markets *                                              6             11
U.S. Treasury Obligations                                    7             10
U.S. Government Agency Obligations                           6              6
Banking                                                     11              5
Petroleum                                                    5              5
Telecommunications                                           3              3
Electric Utilities                                           2              3
All Other                                                   27             19
Other Assets Less Liabilities                               -2              -
--------------------------------------------------------------------------------
Total                                                      100%           100%

* See note at end of financial statements

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--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     NEW INCOME FUND
     ---------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                          Lehman
       Date            New Income Fund            Aggregate Bond Index

       5/89                 $10,000                       $10,000
       5/99                 $20,883                       $22,633


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 5/31/99           1 Year      3  Years    5 Years    10 Years
     ---------------------------------------------------------------------------
     New Income Fund                  1.02%         6.44%      6.80%       7.64%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

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--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                               Year
                                              Ended
                                            5/31/99         5/31/98         5/31/97         5/31/96         5/31/95

  NET ASSET VALUE
  Beginning of period                  $       9.09    $       8.77    $       8.70    $       8.97    $       8.65

  Investment activities
   Net investment income                       0.54            0.57            0.58            0.60            0.58
   Net realized and
   unrealized gain (loss)                     (0.45)           0.36            0.07           (0.27)           0.34

   Total from
   investment activities                       0.09            0.93            0.65            0.33            0.92

  Distributions
   Net investment income                      (0.54)          (0.57)          (0.58)          (0.60)          (0.58)
   Net realized gain                          (0.14)          (0.04)              -               -           (0.02)
   Total distributions                        (0.68)          (0.61)          (0.58)          (0.60)          (0.60)

  NET ASSET VALUE
  End of period                           $    8.50       $    9.09       $    8.77       $    8.70       $    8.97
                                          -------------------------------------------------------------------------

  Ratios/Supplemental Data

  Total return*                                1.02%          10.84%           7.70%           3.70%          11.13%
  Ratio of total expenses to
  average net assets                           0.72%           0.71%           0.74%           0.75%           0.78%
  Ratio of net investment
  income to average
  net assets                                   6.16%           6.31%           6.65%           6.66%           6.95%
  Portfolio turnover rate                      94.3%          147.3%           87.1%           35.5%           54.1%
  Net assets, end of period
  (in millions)                           $   1,942       $   2,076       $   1,711        $  1,634       $   1,566

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


     The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
                                                                    May 31, 1999

------------------------
PORTFOLIO OF INVESTMENTS                                    Par/Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands

      CORPORATE BONDS AND NOTES  34.1%

      Automobiles and Related  1.2%
      Delphi Automotive Systems, 6.50%, 5/1/09              $   10,000  $  9,549
      Hertz, 7.00%, 1/15/28                                     15,000    14,231
                                                                          23,780
      Banking  5.8%
      Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02     10,000     9,350
      Banco Latinoamericano, (144a), 6.69%, 12/23/99            10,000    10,039
      Banco Santiago, Sub. Notes, 7.00%, 7/18/07                12,755    11,324
      Bank United, 8.875%, 5/1/07                                5,000     4,986
      FCNCB Capital Trust I, Gtd. Cap. Securities, (144a)
             8.05%, 3/1/28                                      12,000    11,318
      Imperial Bank, Sub. Notes, 8.50%, 4/1/09                   9,265     8,990
      Mason Dixon Bancshares, Sr. Notes, 7.48%, 4/23/08 a       20,000    19,638
      Natexis, (144a), 8.44%, 12/29/49                          13,990    13,737
      Riggs National, 9.65%, 6/15/09                            10,000    10,750
      Societe Generale, Step-Up Perpetual Sub. Notes, (144a)
             7.85%, 4/29/49                                     13,000    12,968
                                                                         113,100
      Beverages  2.7%
      Panamerican Beverages, Sr. Notes, (144a), 7.25%, 7/1/09   15,000    12,523
      Pepsi Bottling, (144a), 5.625%, 2/17/09                   16,500    15,256
      Seagrams, Sr. Notes, 6.80%, 12/15/08                      24,500    23,977
                                                                          51,756
      Broadcasting  1.0%
      Hearst-Argyle Television, 7.50%, 11/15/27                 20,000    19,920
                                                                          19,920
      Building Products  1.2%
      Owens Corning, 7.70%, 5/1/08                              24,000    24,040
                                                                          24,040
      Building and Real Estate  1.7%
      BRE Properties, 7.125%, 2/15/13                           10,000     9,145
      Hospitality Properties Trust, Sr. Notes, 7.00%, 3/1/08    10,000     9,102
      Rouse, 8.00%, 4/30/09                                     15,000    14,806
                                                                          33,053
      Container  1.0%
      Owens Illinois, Sr. Notes, 7.35%, 5/15/08                 20,000    19,275
                                                                          19,275

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--------------------------------------------------------------------------------


                                                            Par/Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands


      Electric Utilities  2.6%
      AEP Resources, Sr. Notes, (144a), 6.50%, 12/1/03      $   15,000  $ 14,644
      Alabama Power, Sr. Notes, 5.35%, 11/15/03                 10,000     9,627
      DDTE Capital, (144a), Zero Coupon, 11/15/38               15,000    14,812
      South Carolina Electric & Gas, 1st
      Mtg.Bonds, 6.125%, 3/1/09                                 12,000    11,550
                                                                          50,633
      Entertainment and Leisure  1.0%
      Royal Caribbean Cruises, Sr. Notes, 6.75%, 3/15/08        20,000    19,290
                                                                          19,290
      Food Processing  1.0%
      Flowers Industries, 7.15%, 4/15/28                        20,000    18,336
                                                                          18,336
      Foreign  1.7%
      Bundesrepublic, 6.50%, 7/4/27 (EUR)                       27,000    33,766
                                                                          33,766
      Health Care  0.5%
      Beckman Instruments, Sr. Notes, (144a), 7.45%, 3/4/08     10,745    10,362
                                                                          10,362
      Insurance  1.6%
      Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46     10,000    10,127
      Trenwick Capital Trust I, Cap. Securities, 8.82%, 2/1/37  10,500     9,444
      Zurich Capital Trust, (144a), 8.376%, 6/1/37              10,000    10,405
                                                                          29,976
      Investment Dealers  1.5%
      Goldman Sachs Group, (144a), 6.625%, 12/1/04              10,000     9,918
      Paine Webber Group, MTN, 6.72%, 4/1/08                    20,000    19,226
                                                                          29,144
      Paper and Paper Products  1.2%
      Abitibi-Cosolidated, 7.40%, 4/1/18                        16,460    15,792
      Celulosa Arauco Y Constitucion, (144a), 7.20%, 9/15/09     7,500     6,595
                                                                          22,387
      Petroleum  5.2%
      Conoco, Sr. Notes, 5.90%, 4/15/04                          6,990     6,842
      PDVSA Finance, 7.50%, 11/15/28                            20,290    15,334
      Union Texas Petroleum, 7.00%, 4/15/08                     20,000    20,499
      Woodside Finance Limited, (144a), 6.60%, 4/15/08          20,000    18,820
      YPF Sociedad Anonima
             7.25%, 3/15/03                                     20,000    19,418
             10.00%, 11/2/28                                    17,925    20,206
                                                                         101,119

12
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--------------------------------------------------------------------------------


                                                            Par/Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands


      Savings and Loan  0.5%
      Dime Bancorp, Sr. Notes, 6.375%, 1/30/01                 $10,000    $9,879
                                                                           9,879
      Telecommunications  2.7%
      AT&T, 6.00%, 3/15/09                                      15,000    14,324
      Sprint, 6.125%, 11/15/08                                  21,600    20,377
      WorldCom, 6.40%, 8/15/05                                  18,500    18,170
                                                                          52,871
      Total Corporate Bonds and Notes (Cost  $695,314)                   662,687


      ASSET-BACKED SECURITIES  14.8%

      Auto-Backed  0.8%
      Onyx Acceptance Owner Trust
             5.78%, 2/15/03                                      5,000     4,990
             5.83%, 3/15/04                                     10,000     9,964
                                                                          14,954
      Commercial Mortgage-Backed  1.8%
      Heller Financial, 6.847%, 5/15/31                         10,000    10,033
      LB Commercial Conduit Trust, 6.78%, 10/15/30              10,000    10,056
      Prudential Securities, 6.074%, 1/15/08                    14,859    14,478
                                                                          34,567
      Credit Card-Backed  1.8%
      Capital One Master Trust, 6.356%, 6/15/11                 20,000    19,290
      First USA Secured Note Trust, (144a), VR, 5.571%, 1/19/05  7,048     7,048
      MBNA Master Credit Card Trust II, 5.65%, 2/15/06          10,000     9,775
                                                                          36,113
      Financial  0.9%
      Atlas Air, ETC, 7.63%, 1/2/15                             10,000     9,577
      Banco Latinoamericano, (144a), 6.55%, 4/15/03              7,900     7,647
                                                                          17,224
      Home Equity Loans-Backed  3.0%
      Amresco Residential Securities, 6.745%, 6/25/28            4,850     4,740
      Chase Funding Mortgage Loan, 6.59%, 5/25/28                5,053     4,905
      FURST Home Equity Loan Trust, 7.77%, 9/25/27               5,300     5,387
      Green Tree Financial, 6.87%, 1/15/29                       8,655     8,725
      Money Store Trust
             6.985%, 10/15/16                                    6,000     6,043
             7.91%, 5/15/24                                     13,159    13,484


13
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--------------------------------------------------------------------------------


                                                            Par/Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands


      Option One Mortgage Trust, 5.92%, 5/25/29                $10,000    $9,924
      UCFC Home Equity Loan Trust, 7.325%, 1/10/27               5,000     5,043
                                                                          58,251
      Receivables-Backed  1.7%
      CIT RV Trust
             5.78%, 7/15/08                                     10,000     9,934
             6.35%, 4/15/11                                     13,375    13,393
      First Sierra Equipment Contract Trust, 5.73%, 9/15/04     10,000     9,936
                                                                          33,263
      Whole Loans-Backed  4.8%
      BA Mortgage Securities, 7.00%, 7/25/28                    20,600    20,355
      CWMBS, 6.75%, 11/25/23                                     6,245     6,099
      GE Capital Mortgage Services, REMIC
             6.75%, 8/25/28                                     13,962    13,564
             6.465%, 6/25/28                                    14,207    14,126
      Norwest Asset Securities, 6.75%, 10/25/28                 11,929    11,468
      Residential Accredited Loans
             6.75%, 7/25/28                                      7,500     7,309
             7.25%, 11/25/27                                    10,153    10,222
      Residential Funding, 6.50%, 3/25/29                        9,984     9,350
                                                                          92,493
      Total Asset-Backed Securities (Cost  $293,002)                     286,865


      EQUITY AND CONVERTIBLE SECURITIES  0.4%

      Banking  0.0%
      Silicon Valley Bancshares, 8.25%                              30       683
                                                                             683
      Building and Real Estate  0.4%
      Equity Residential Properties Trust, REIT                      9       223
      Reckson Associates Realty, REIT, Cv.
      Pfd. (Series A), 7.625%                                      293     6,950
                                                                           7,173
      Total Equity and Convertible Securities (Cost  $7,431)               7,856

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--------------------------------------------------------------------------------


                                                            Par/Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands


      U.S. GOVERNMENT MORTGAGE-
      BACKED SECURITIES  23.8%

      U.S. Government Agency Asset-Backed  0.1%
      Federal National Mortgage Assn., Interest Only,
             VR,1.302%, 6/25/28 **                         $    72,669    $3,100
                                                                           3,100
      U.S. Government Agency Obligations  10.4%
      Federal Home Loan Mortgage
             6.50%, 11/1/04 - 6/1/24                             8,454     8,280
             7.00%, 2/1/24 - 6/1/25                              3,938     3,947
             7.50%, 3/1 - 6/1/24                                 5,346     5,462
             8.00%, 6/1/08                                          55        57
             10.50%, 2/1/01 - 8/1/20                               450       488
             11.00%, 5/1/11 - 7/1/20                               215       239
             11.50%, 6/1/01                                          1         1
          REMIC
             5.50%, 10/15/20                                     3,042     3,017
             6.50%, 7/15/11 - 6/15/23                           42,473    42,098
             7.00%, 8/15/09 - 9/15/24                           40,600    40,800
      Federal National Mortgage Assn.
             6.00%, 7/1/13 - 2/1/14                             57,491    56,074
             6.50%, 2/1/26 - 3/1/29                             42,382    41,389
             8.75%, 3/1/10                                           8         9
                                                                         201,861
      U.S. Government Guaranteed Obligations  13.3%
      Government National Mortgage Assn.
          I
             6.50%, 4/15/23 - 1/15/28                           50,024    48,903
             7.00%, 4/15/22 - 5/15/29                           98,636    98,941
             7.50%, 8/15/16 - 8/15/28                           23,975    24,574
             8.00%, 7/15/16 - 10/15/27                          38,634    40,411
             8.50%, 9/15/16 - 7/15/23                            8,664     9,200
             9.00%, 1/15/09 - 11/15/19                           1,041     1,117
             9.50%, 6/15/09 - 3/15/25                              443       481
             11.00%, 12/15/09 - 1/15/21                          9,154    10,230
             11.50%, 3/15/10 - 10/15/15                          1,359     1,537

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


                                                            Par/Shares     Value
--------------------------------------------------------------------------------
                                                                    In thousands


          II
             7.00%, 12/20/23 - 5/20/28                  $       21,197  $ 21,248
             8.50%, 9/20/26                                         48        51
             9.00%, 6/20/16 - 2/20/18                              770       827
          GPM, I, 10.25%, 2/15/16 - 11/15/20                     1,250     1,376
                                                                         258,896
      Total U.S. Government Mortgage-Backed Securities
      (Cost  $463,799)                                                   463,857

      U.S. GOVERNMENT OBLIGATIONS/AGENCIES  16.1%

      U.S. Government Agency Obligations  6.3%
      Federal Home Loan Mortgage, 5.00%, 2/15/01        $       10,060  $  9,957
      Federal National Mortgage Assn.
             5.125%, 2/13/04                                    40,000    38,514
             5.75%, 2/15/08                                     60,000    58,191
      Tennessee Valley Authority, 6.235%, 7/15/45               14,934    15,061
                                                                         121,723
      U.S. Treasury Obligations  9.8%
      U.S. Treasury Bonds
             5.25%, 11/15/28                                     4,500     4,074
             5.50%, 8/15/28                                     47,850    44,648
             6.50%, 11/15/26                                    41,300    43,639
      U.S. Treasury Inflation-Indexed Notes
             3.375%, 1/15/07                                    10,413    10,094
             3.625%, 7/15/02                                     3,214     3,212
      U.S. Treasury Notes
             4.75%, 11/15/08                                     2,220     2,066
             5.25%, 1/31/01                                     10,000     9,983
             5.625%, 5/15/08                                    38,500    38,143
             5.75%, 11/15/00                                    18,700    18,803
             5.875%, 11/15/05                                   15,470    15,549
                                                                         190,211
      Total U.S. Government Obligations/Agencies
      (Cost  $329,894)                                                   311,934

      Money Market Funds  10.5%

      Reserve Investment Fund, 4.96% #                  $      203,329 $ 203,329
      Total Money Market Funds (Cost  $203,329)                          203,329

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands


 Total Investments in Securities

 99.7% of Net Assets (Cost  $1,992,769)                             $  1,936,528

 Other Assets Less Liabilities                                             5,245


 NET ASSETS                                                         $  1,941,773
                                                                    ------------

    #  Seven day yield
       Affiliated company
    a  Private placement
   ** For Interest Only securities, par amount represents notional principal, on which the fund receives interest.
  ETC  Equipment Trust Certificate
  EUR  European Currency Unit
  GPM  Graduated Payment Mortgage
  MTN  Medium Term Note
 REIT  Real Estate Investment Trust
REMIC  Real Estate Mortgage Investment Conduit
   VR  Variable rate
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 10.1% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                    May 31, 1999

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

  Assets
  Investments in securities, at value
   Affiliated companies (cost $203,329)                             $    203,329
   Other companies (cost $1,789,440)                                   1,733,199
  Total investments in securities                                      1,936,528
  Securities lending collateral                                          144,463
  Other assets                                                            33,307
  Total assets                                                         2,114,298

  Liabilities

  Obligation to return securities lending collateral                     144,463
  Other liabilities                                                       28,062
  Total liabilities                                                      172,525

  NET ASSETS                                                        $  1,941,773
                                                                    ------------

  Net Assets Consist of:
  Accumulated net investment income - net of distributions          $      2,697
  Accumulated net realized gain/loss - net of distributions             (16,753)
  Net unrealized gain (loss)                                            (56,241)
  Paid-in-capital applicable to 228,542,310 shares of
  $1.00 par value capital stock outstanding;
  300,000,000 shares authorized                                        2,012,070

  NET ASSETS                                                        $  1,941,773
                                                                    ------------

  NET ASSET VALUE PER SHARE                                         $       8.50
                                                                    ------------




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                        5/31/99

  Investment Income
  Income
   Interest and dividend income                                    $    142,134
  Expenses
   Investment management                                                  9,740
   Shareholder servicing                                                  4,535
   Custody and accounting                                                   275
   Prospectus and shareholder reports                                       164
   Registration                                                              77
   Proxy and annual meeting                                                  51
   Legal and audit                                                           21
   Directors                                                                 13
   Miscellaneous                                                             12
   Total expenses                                                        14,888
   Expenses paid indirectly                                                 (31)
   Net expenses                                                          14,857
  Net investment income                                                 127,277

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                           (19,896)
   Futures                                                                  (56)
   Foreign currency transactions                                            (71)
   Net realized gain (loss)                                             (20,023)
  Change in net unrealized gain or loss on securities                   (85,943)
  Net realized and unrealized gain (loss)                              (105,966)

 INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                           $     21,311
                                                                   ------------



The accompanying notes are an integral part of these financial statements.

19
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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                             Year
                                                            Ended
                                                          5/31/99      5/31/98
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                               $  127,277   $   120,563
   Net realized gain (loss)                               (20,023)       51,953
   Change in net unrealized gain or loss                  (85,943)       22,374
   Increase (decrease) in net assets from operations       21,311       194,890

  Distributions to shareholders
   Net investment income                                 (127,389)     (120,455
   Net realized gain                                      (33,390)       (8,527)
   Decrease in net assets from distributions             (160,779)     (128,982)

  Capital share transactions*
   Shares sold                                            378,655       525,602
   Distributions reinvested                               118,923        79,742
   Shares redeemed                                       (491,927)     (306,392)
   Increase (decrease) in net assets from capital
   share transactions                                       5,651       298,952

  Net Assets
  Increase (decrease) during period                      (133,817)      364,860
  Beginning of period                                   2,075,590     1,710,730

  End of period                                        $1,941,773   $ 2,075,590
                                                       ----------   -----------

*Share information
   Shares sold                                             42,662        58,292
   Distributions reinvested                                13,507         8,829
   Shares redeemed                                        (55,845)      (33,981)
   Increase (decrease) in shares outstanding                  324        33,140


The accompanying notes are an integral part of these financial statements.

20
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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                    May 31, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initally expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.



NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


     against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At May 31, 1999, the value of loaned securities was $140,446,000; aggregate collateral consisted of $144,463,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $810,452,000 and $1,124,861,000, respectively, for the year ended May 31, 1999. Purchases and sales of U.S. government securities aggregated $1,074,214,000 and $979,692,000, respectively, for the year ended May 31, 1999.



NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $1,953,000, all of which expires in 2007. For tax purposes, the fund deferred recognition of an additional $17,199,000 of net realized capital losses until June 1, 1999. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,992,769,000. Net unrealized loss aggregated $56,241,000 at period-end, of which $9,334,000 related to appreciated investments and $65,575,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $780,000 was payable at May 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48%

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


     for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,527,000 for the year ended May 31, 1999, of which $265,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 37.0% of the outstanding shares of the fund at May 31, 1999. For the year then ended, the fund was allocated $1,710,000 of Spectrum expenses, $135,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1999, totaled $4,374,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Income Fund,Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      June 17, 1999

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/99
----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distribution to shareholders included $33,390,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $498,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



      INVESTMENT SERVICES AND INFORMATION


               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking Available on most fixed income funds ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including Tele*Access and the T.
               Rowe Price Web site on the Internet. Address: www.troweprice.com


               BROKERAGE SERVICES*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

               ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------

   RETIREMENT PLANS AND RESOURCES


     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan From
       T. Rowe Price
     The T. Rowe Price 401(k) Century Plan (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit
     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports
     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance with your
existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

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900 17th Street, N.W.
Washington, D.C. 20006

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10th Floor
Tampa, FL 33607

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Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367


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T. Rowe Price Investment Services, Inc., Distributor.       F43-050  5/31/99